UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2015

Merge Healthcare Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001–33006	39-1600938
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

350 North Orleans Street, 1st Floor
Chicago, Illinois		60654
(Address of Principal Executive Offices)		(ZIP Code)

(312) 565-6868
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

This Amendment No. 1 on Form 8-K is being filed to provide the audited financial statements of D.R. Systems, Inc. (“DR Systems”) and the pro forma financial information related to our acquisition of DR Systems. On February 25, 2015, as reported in our Current Report on Form 8-K filed on March 3, 2015, we acquired 91.5% of the common stock of DR Systems. As of April 17, 2015, we acquired the remaining common stock of DR Systems and it is now a 100% owned subsidiary of Merge.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. The audited financial statements of DR Systems, Inc. for the years ended December 31, 2014 and December 31, 2013 are included herein as Exhibit 99.1.

(b)	Pro Forma Financial Information. The unaudited pro forma condensed consolidated financial information is included herein as Exhibit 99.2.

(d)	Exhibits

23.1 Consent of Mayer Hoffman McCann P.C.

99.1 Audited Financial Statements of DR Systems, Inc. for the years ended December 31, 2014 and December 31, 2013.

99.2 Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

May 11, 2015	/s/ Steven M. Oreskovich
By: Steven M. Oreskovich
Title: Chief Financial Officer